                                                                 EXHIBIT 23.5


                             CONSENT OF DIRECTOR



The undersigned hereby consents to the reference to the undersigned as a future Director of ViaGrafix Corporation (the "Company") contained in Registration
Statement (Form S-1, No. 33-         ) and the related Prospectus of the
Company for the registration of up to 2,530,000 shares of its Common Stock.






                                        ------------------------------------
                                        Gerald R. Harris